UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 887-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Share Repurchase (as defined below), Dana Incorporated (“Dana”) and the Icahn Group (as defined below) mutually agreed to terminate the Director Appointment and Nomination Agreement, dated as of January 7, 2022, by and among Icahn Partners Master Fund LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc. and Beckton Corp. (collectively, the “Icahn Group”) and Dana, as amended on January 23, 2025 (the “Appointment and Nomination Agreement”). The termination of the Appointment and Nomination Agreement was effective as of June 17, 2025.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 17, 2025, Brett M. Icahn and Christian A. Garcia resigned from the board of directors (the “Board”) of Dana in connection with the Share Repurchase and pursuant to the termination of the Appointment and Nomination Agreement. Messrs. Icahn and Garcia were appointees of the Icahn Group and had been members of the Board since January 23, 2025. The resignations of Messrs. Icahn and Garcia were effective as of June 17, 2025 and did not result from any disagreement with Dana.

Item 7.01.	Regulation FD Disclosure.

On June 17, 2025, pursuant to its existing share repurchase authorization, Dana agreed to repurchase 14,268,505 shares of its common stock, par value $0.01per share (the “Common Stock”), from the Icahn Group at a purchase price of $17.58 per share (the “Share Repurchase”). The Share Repurchase represents all of the shares of Common Stock owned by the Icahn Group and the Share Repurchase was unanimously approved by the Board, without the participation of the directors designated pursuant to the Appointment and Nomination Agreement by the Icahn Group.

The information furnished under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: June 17, 2025	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary